UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  December 21, 2007

(Date of earliest event reported):  December 21, 2007

Commission File No. 0-31955

QRS Music Technologies, Inc

(Exact name of Registrant as specified in its Charter)

Delaware	36-3683315
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2011 Seward Ave, Naples, FL	34109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 239-597-5888

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On February 10, 2006 the Company (QRS Music Technologies, Inc.) entered into a letter of intent with National Education Music Co. (“NEMC”) and its shareholders.   The letter related to a possible acquisition of NEMC by the Company.  On December 19, 2007 the Company entered into an additional agreement with NEMC in regards to the acquisition.   In order to maintain exclusivity for the transaction, the Company agreed to pay the shareholders of NEMC $250,000 and agreed to pay the legal fees of NEMC for the remainder of the transaction period and continue to pay one half of the fees relating to quarterly and yearly financial statement preparation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2007	QRS Music Technologies Inc

	By:	/s/ Ann Jones
Ann Jones Chief Financial Officer